INVESCO QQQ TRUSTSM, SERIES 1
SUPPLEMENT DATED JULY 17, 2025
TO THE PROSPECTUS DATED JANUARY 31, 2025

On July 17, 2025, Invesco QQQ Trust, Series 1 (the “Trust”) filed a preliminary proxy statement seeking the consent of the Trust’s beneficial owners to take certain actions to operate the Trust in a manner that would result in a reclassification of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”), from that of a “unit investment trust” to that of a “management company,” with a subclassification as an “open-end company,” all as defined in the 1940 Act (the “Reclassification”).

In connection with the Reclassification (if approved by beneficial owners), it is contemplated: that the Trust’s current Trust Indenture and Agreement and Standard Terms and Conditions of Trust (collectively, the “Governing Instruments”) would be amended; that the Trust would replace The Bank of New York Mellon, the Trust’s current trustee (“BNY”)with a board of individual trustees (with BNY instead serving as the Trust’s custodian, administration and accounting agent, and transfer agent); and that Invesco would serve as an investment adviser to the Trust pursuant to an investment advisory agreement (collectively, the “Proposals”).  As discussed in the preliminary proxy statement, if the investment advisory agreement is approved (both by QQQ’s beneficial owners and the newly-constituted QQQ board of trustees), Invesco would serve as investment adviser in return for a unitary fee of 18 basis points, reflecting an anticipated pro-forma reduction of 2 basis points to the Trust’s current expense ratio of 20 basis points.

The Proposals all are subject to approval by beneficial owners of the Trust, as well as certain other conditions. At a special meeting of shareholders of the Trust anticipated to be held in late October 2025, shareholders of the Trust as of a record date to be determined will consider the Proposals. Such shareholders will receive proxy materials containing more information about the Proposals; it is anticipated such materials will be first mailed to shareholders in mid-August 2025.

Subject to shareholder approval of the Proposals as set forth in the definitive proxy statement, as well as the satisfaction of certain other conditions, the Reclassification is expected to occur shortly after the special meeting of shareholders. This timing is subject to change.

Further information on the Reclassification will be available upon filing of the definitive proxy statement with the Securities and Exchange Commission.

Please Retain This Supplement for Future Reference.

P-QQQ-PRO-1-SUP-1 071725